UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 16, 2013

Li3 Energy, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-54303	20-3061907
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification Number)

Marchant Pereira 150

Of. 803

Providencia, Santiago de Chile

Chile

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: +56 (2) 2896-9100

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into Material Definitive Agreement

On April 16, 2013 (the “Closing Date”), Li3 Energy, Inc. (the “Company”) entered into a purchase agreement (the “Purchase Agreement”) with Jose Resk Nara and Carlos Alfonso Iribarren (the “Sellers”) to purchase all of the outstanding shares of SLM Cocina Diecinueve de la Hoyada de Maricunga, a Chilean based company (“SLM”), which will become a wholly owned subsidiary of the Company (the “Acquisition”). SLM owns the group of mining concessions “Cocina 19 through 27” (the Properties”).

Pursuant to the Purchase Agreement, the Company paid the Sellers $7.3 million, of which $2.0 million was paid on the Closing Date, $2.0 million to be paid 90 days following the Closing Date, $1.8 million to be paid 180 days after the Closing Date and $100,000 to be paid annually on the anniversary of the Closing Date for fifteen years beginning in 2014.

The foregoing description of the terms of the Purchase Agreement are qualified in its entirety by reference to the provisions of the agreement filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Report”), which is incorporated by reference herein.

Item 2.01    Completion of Acquisition or Disposition of Assets.

As described in Item 1.01, the Company acquired the Properties pursuant to the Purchase Agreement. The disclosures in Item 1.01 of this Report regarding the Acquisition is incorporated herein by reference in its entirety.

Description of the Properties

The Properties are located within the northern section of Salar de Maricunga in Region III of Atacama in northern Chile. They are comprised of 450 hectares, increasing Li3’s land holdings within Maricunga to 1,888 hectares. The Properties adjoin the company´s existing Litio 1-6 properties and were constituted prior to the 1979 Lithium Exploitation Restrictions, meaning that there is no need to apply for a special permit in order to exploit the lithium on those concessions. The exploitation of these properties are not subject to obtaining a CEOL permit for the exploitation of lithium in Chile; however, the Acquisition does not provide the necessary permits to exploit lithium from the Company’s existing Maricunga property.

Item 8.01    Other Events.

On April 25, 2013, the Company issued a press release announcing the acquisition of SLM and the Properties, a copy of which is attached as Exhibit 99.1 to this Report.

Item 9.01    Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

10.1	Purchase Agreement, dated April 16, 2013, by and between the Company and Jose Resk Nara and Carlos Alfonso Iribarren [English Translation]
99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Li3 Energy, Inc.

Dated: May 1, 2013	By:	/s/ Luis Saenz
Name: Luis Saenz
Title: Chief Executive Officer